                                                                      Exhibit 24


                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. Each of the directors and/or officers of Metropolitan Financial Corp. whose signature appears below hereby appoints Judy Z. Adam, David G. Lodge and Robert M. Kaye, and each of them severally, as his or her attorney-in-fact to sign in his or her name and behalf, in any and all capacities stated below and to file with the Securities and Exchange Commission Metropolitan Financial Corp.'s Registration Statement on Form S-1 and any and all amendments to the Registration Statement, making such changes in the Registration Statement as appropriate, and generally to do all such things in their behalf in their capacities as directors and/or officers to enable Metropolitan Financial Corp. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.

                   Name                                                Title                                     Date
                   ----                                                -----                                     ----
By:  /s/ Robert M. Kaye                     Chairman of the Board, Chief Executive Officer                   April 3, 1998
    ---------------------------             and Director (Principal Executive Officer)
         Robert M. Kaye

By:  /s/ David G. Lodge                     President, Assistant Secretary, Assistant                        April 3, 1998
    ---------------------------             Treasurer and Director (Principal Financial and
         David G. Lodge                     Accounting Officer)

By:  /s/ Malvin E. Bank                                               Director                               April 3, 1998
    ---------------------------
         Malvin E. Bank

By:  /s/ Robert R. Broadbent                                          Director                               April 3, 1998
    ---------------------------
         Robert R. Broadbent

By:  /s/ Majorie M. Carlson                                           Director                               April 3, 1998
    ---------------------------
         Marjorie M. Carlson

By:  /s/ Lois K. Goodman                                              Director                               April 3, 1998
    ---------------------------
         Lois K. Goodman

By:  /s/ Marguerite B. Humphrey                                       Director                               April 3, 1998
    ---------------------------
         Marguerite B. Humphrey

By:  /s/ James A. Karman                                              Director                               April 3, 1998
    ---------------------------
         James A. Karman

By:  /s/ Ralph D. Ketchum                                             Director                               April 3, 1998
    ---------------------------
         Ralph D. Ketchum

By:  /s/ Alfonse M. Mattia                                            Director                               April 3, 1998
    ---------------------------
         Alfonse M. Mattia

By:  /s/ David P. Miller                                              Director                               April 3, 1998
    ---------------------------
         David P. Miller